UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2024

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Acquisition Agreement

On December 19, 2024, Banzai International, Inc., a Delaware corporation (“Banzai” or the “Company”), entered into an Acquisition Agreement (the “Acquisition Agreement”) with Vidello Limited, a private limited company registered in England and Wales ( “Vidello”), and those shareholders of Vidello set forth on the signature pages to the Acquisition Agreement as a “Company Shareholder” (collectively, the “Vidello Shareholders”). Pursuant to the Acquisition Agreement, subject to the satisfaction or waiver of the conditions set forth therein, upon consummation of the transaction contemplated in the Acquisition Agreement (the “Closing”), Vidello will become a wholly owned subsidiary of the Company (the “Acquisition”).

Closing Consideration

Subject to the terms and conditions of the Acquisition Agreement, at the effective time of the Acquisition (the “Effective Time”), the aggregate closing consideration to be issued by Banzai to the Vidello Shareholders shall be a an aggregate of $5,500,000 in cash (the “Cash Consideration”), subject to the Holdback Amount (as defined in the Acquisition Agreement) and a total of $1,500,000 worth of shares of Banzai Class A Common Stock, par value US$0.0001 per share (the “Banzai Class A Common Stock”), and/or pre-funded warrants to purchase Banzai Class A Common Stock in lieu thereof (the “Share Consideration” and the “Pre-Funded Warrants”, respectively) substantially in the form attached hereto as Exhibit10.2. For purposes of the Acquisition Agreement, the Share Consideration means the shares of Banzai Class A Comon Stock in a number equal to the quotient of $1,500,000 divided by the average of the daily volume-weighted average trading prices of Banzai Class A Common Stock for the consecutive five (5) trading days” immediately prior to and including the trading day immediately preceding the Closing date.

To the extent that any Vidello Sharholders’ receipt of shares of Banzai Class A Common Stock as Share Consideration would result in such Vidello Shareholder, together with its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder) more than 19.99% of the total number of shares of Banzai Class A Common Stock and shares of Class B common stock, par value US$0.0001 per share, of Banzai (“Banzai Class B Common Stock”) issued and outstanding immediately prior to the Closing (the “Beneficial Ownership Limitation”), Banzai will issue to such Vidello Shareholder, the Share Consideration comprised of (i) such number of shares of Banzai Class A Common Stock as may be issued without causing such Vidello Shareholder to exceed the Beneficial Ownership Limitation and (ii) Pre-Funded Warrants exercisable for the number of shares of Banzai Class A Common Stock that could not be issued to such Vidello Shareholder due to the Beneficial Ownership Limitation.

The shares of Banzai Class A Common Stock and Pre-Funded Warrants to be issued by Banzai to the Vidello Shareholders pursuant to the Acquisition Agreement will be issued in a transaction exempt from the registration requirements in reliance upon Regulation D promulgated under the Securities Act.

Terms of Pre-Funded Warrants

Each Pre-Funded Warrant shall have an exercise price of $0.0001 per each share of Banzai Class A Common Stock issuable thereunder. The Pre-Funded Warrants will be registered in Banzai’s books and will not be listed for trading on any stock exchange or trading market. The terms of the Pre-Funded Warrants will provide that Banzai shall not issue shares of Banzai Class A Common Stock to any holder of a Pre-Funded Warrant upon the exercise thereof to the extent that after giving effect to such issuance, such holder would beneficially own a number of shares of Banzai Class A Common Stock in excess the Beneficial Ownership Limitation.

In addition, the terms of the Pre-Funded Warrants will provide that Banzai shall not issue shares of Banzai Class A Common Stock to any holder of a Pre-Funded Warrant upon the exercise thereof to the extent that the number of shares of the Banzai Class A Common Stock to be issued pursuant to such exercise, taken together with number of shares of Banzai Class A Common Stock issued pursuant to the Acquisition Agreement and the number of shares of Banzai Class A Common Stock issued pursuant to the exercise of other Pre-Funded Warrants, would exceed the Beneficial Ownership Limitation. Notwithstanding the foregoing, the Beneficial Ownership Limitation shall not apply following the receipt of the Banzai stockholder approval contemplated by Rule 5635 of the Nasdaq listing rules with respect to the issuance of shares of Common Stock upon exercise of the Pre-Funded Warrants in excess of the Nasdaq Ownership Limitation (the “Stockholder Approval”).

A copy of the form of Pre-Funded Warrant is filed herewith as Exhibit 10.2 and incorporated herein by reference. The above description of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

Lock-Up Agreement

Upon Closing, each of the Vidello Shareholders shall have entered into a lock-up agreement attached hereto as Exhibit 10.1 (each, a “Lock-up Agreement”), pursuant to which, among other things, the Vidello Shareholders agree, with respect to the shares of Banzai Class A Common Stock and any other securities convertible or exercisable into the shares of Banzai Class A Common Stock beneficially owned by them, during the 180-day period following the Closing, (the “Lock-Up Period”) not to complete any Prohibited Transfer (as defined in the Lock-Up Agreement).

A copy of the form of Lock-Up Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the Lock-Up Agreement is qualified in its entirety by reference to such exhibit.

Special Meeting and the Voting and Support Agreement

Following the Closing, if the Company issues any Pre-Funded Warrants to any Vidello Shareholders at Closing due to the Beneficial Ownership Limitation in accordance with the Acquisition Agreement, the Company will convene and hold a special meeting of its stockholders to obtain the Stockholder Approval (the “Special Meeting”). In connection with the Special Meeting, on December 10, 2024, Joseph P. Davy, the Company’s Chief Executive Officer, who holds approximately 82.20% of Banzai’s total voting power as of the date of the Merger Agreement, entered into a Voting and Support Agreement, with the Company (the “Voting and Support Agreement”) that obligates him to vote all the shares of Banzai Class B Common Stock beneficially owned by him in favor of the Stockholder Approval.

A copy of the Voting and Support Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference. The above description of the Voting and Support Agreement is qualified in its entirety by reference to such exhibit.

Corporate Governance

Pursuant to the Acquisition Agreement, effective as of the Closing Date, Mr. Davy shall be the sole member of the board of directors of Vidello effective upon Closing, holding office in accordance with the organizational documents of Vidello, which will be a direct, wholly owned subsidiary of Banzai.

Closing Conditions

The completion of the Acquisition by each of Banzai, Vidello and the Vidello Shareholders is subject to customary conditions, including but not limited to (1) authorization for listing on the Nasdaq Capital Market of the shares of Banzai Class A Common Stock to be issued in the Acquisition, subject to official notice of issuance, and (2) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Acquisition or making the completion of the Acquisition illegal. Each party’s obligation to complete the Acquisition is also subject to certain additional customary conditions, including, subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance in all material respects by the other party of its obligations under the Acquisition Agreement. The Acquisition Agreement also contains representations, warranties, and indemnities of Banzai, Vidello and the Vidello Shareholders that are customary for a transaction of this nature.

Important Statement Regarding the Acquisition Agreement

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Acquisition Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Acquisition Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Acquisition Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations, and warranties (1) will not survive consummation of the Acquisition, and (2) were made only as of the date of the Acquisition Agreement or such other date as is specified in the Acquisition Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Acquisition Agreement is included with this filing only to provide investors with information regarding the terms of the Acquisition Agreement, and not to provide investors and security holders with any factual information regarding Banzai, Vidello, their subsidiaries or affiliates, or their respective businesses. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Banzai, Vidello, their subsidiaries or affiliates, or their respective businesses.

Item 3.02. Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 7.01. Regulation FD Disclosure

On December 19, 2024, Banzai and Vidello issued a joint press release announcing the execution of the Acquisition Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the transaction and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Banzai undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; and (3) Banzai and Vidello may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Banzai are set forth in its filings with the SEC, including Banzai’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Banzai’s filings with the SEC are not exclusive. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Acquisition Agreement, dated December 19, 2024, by and among Banzai International, Inc., Vidello Limited, and the Shareholders of Vidello Limited
10.1	Form of Lock-Up Agreement
10.2	Form of Pre-Funded Warrant
10.3	Voting and Support Agreement, dated December 19, 2024, by and between Banzai International Inc., and Joseph P. Davy
99.1	Press Release, dated December 20, 2024, issued by Banzai International, Inc. and ClearDoc, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

* Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2024

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer